UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 9/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—95.8%
Consumer Discretionary—9.3%
Hotels, Restaurants & Leisure—2.2%
Cedar Fair LP1	310,354	$17,780,181
Norwegian Cruise Line Holdings Ltd.[2]	1,226,820	46,251,114
		64,031,295

Household Durables—1.5%
Toll Brothers, Inc.[2]	1,491,039	44,522,424

Media—1.3%
IMAX Corp.[2]	1,335,543	38,690,681

Specialty Retail—4.3%
O’Reilly Automotive, Inc.[2]	181,240	50,767,137
Ross Stores, Inc.	712,540	45,816,322
Sally Beauty Holdings, Inc.[2]	1,237,080	31,768,214
		128,351,673

Consumer Staples—11.7%
Beverages—6.0%
Coca-Cola European Partners plc	1,906,730	76,078,527
Molson Coors Brewing Co., Cl. B	930,911	102,214,028
		178,292,555

Food & Staples Retailing—0.7%
Rite Aid Corp.[2]	2,806,591	21,582,685

Food Products—3.1%
Hormel Foods Corp.	594,430	22,546,730
Pinnacle Foods, Inc.	1,353,912	67,925,765
		90,472,495

Household Products—1.9%
Spectrum Brands Holdings, Inc.	417,819	57,529,498

Energy—5.1%
Oil, Gas & Consumable Fuels—5.1%
HollyFrontier Corp.	2,088,706	51,173,297
Magellan Midstream Partners LP1	382,229	27,038,879
Noble Energy, Inc.	1,284,047	45,891,840
Shell Midstream Partners LP1	891,263	28,591,717
		152,695,733

	Shares	Value
Financials—16.7%
Capital Markets—2.0%
CME Group, Inc., Cl. A	557,994	$58,321,533

Commercial Banks—1.2%
M&T Bank Corp.	305,040	35,415,144

Consumer Finance—2.5%
Synchrony Financial	2,665,220	74,626,160

Insurance—3.5%
Aflac, Inc.	430,540	30,942,910
FNF Group	1,183,630	43,687,783
Lincoln National Corp.	643,029	30,209,503
		104,840,196

Real Estate Investment Trusts (REITs)—7.5%
AGNC Investment Corp.	3,017,594	58,963,787
CubeSmart	882,800	24,065,128
Digital Realty Trust, Inc.	188,103	18,268,563
Lamar Advertising Co., Cl. A	661,610	43,209,749
Mid-America Apartment Communities, Inc.	414,939	39,000,117
Outfront Media, Inc.	1,581,827	37,410,208
		220,917,552

Health Care—10.7%
Biotechnology—0.9%
BioMarin Pharmaceutical, Inc.[2]	281,750	26,067,510

Health Care Equipment & Supplies—1.4%
Boston Scientific Corp.[2]	1,790,720	42,619,136

Health Care Providers & Services—5.2%
Centene Corp.[2]	810,719	54,285,744
Humana, Inc.	241,410	42,703,015
Laboratory Corp. of America Holdings[2]	403,730	55,504,801
		152,493,560

Health Care Technology—1.0%
Cerner Corp.[2]	484,230	29,901,202

Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.	714,620	33,651,456

1 OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals—1.1%
Akorn, Inc.[2]	778,480	$21,221,365
Valeant Pharmaceuticals International, Inc.[2]	422,110	10,362,800
		31,584,165

Industrials—19.2%
Aerospace & Defense—3.6%
L-3 Communications Holdings, Inc.	438,820	66,143,339
Spirit AeroSystems Holdings, Inc., Cl. A2	880,510	39,217,915
		105,361,254

Airlines—2.7%
Spirit Airlines, Inc.[2]	1,879,961	79,954,741

Commercial Services & Supplies—4.5%
Johnson Controls International plc	1,284,634	59,774,020
KAR Auction Services, Inc.	997,550	43,054,258
Waste Connections, Inc.	424,729	31,727,256
		134,555,534

Machinery—1.4%
Xylem, Inc.	794,740	41,684,113

Professional Services—3.5%
Nielsen Holdings plc	973,650	52,158,431
Robert Half International, Inc.	1,385,565	52,457,491
		104,615,922

Road & Rail—3.5%
Canadian Pacific Railway Ltd.	199,660	30,488,082
Genesee & Wyoming, Inc., Cl. A2	1,038,090	71,576,306
		102,064,388

Information Technology—13.5%
IT Services—2.2%
Amdocs Ltd.	384,625	22,250,556
Total System Services, Inc.	940,990	44,367,679
		66,618,235

	Shares	Value
Semiconductors & Semiconductor Equipment—2.2%
Applied Materials, Inc.	1,589,111	$47,911,697
Skyworks Solutions, Inc.	217,154	16,534,105
		64,445,802

Software—7.5%
Activision Blizzard, Inc.	1,117,740	49,515,882
Fortinet, Inc.[2]	972,081	35,898,951
Guidewire Software, Inc.[2]	478,682	28,711,346
PTC, Inc.[2]	1,057,794	46,870,852
ServiceNow, Inc.[2]	367,131	29,058,419
Splunk, Inc.[2]	337,780	19,820,931
Ultimate Software Group, Inc. (The)[2]	62,000	12,672,180
		222,548,561

Technology Hardware, Storage & Peripherals—1.6%
Western Digital Corp.	824,312	48,197,522

Materials—4.0%
Chemicals—2.4%
Eastman Chemical Co.	1,020,680	69,079,622

Containers & Packaging—0.7%
Sealed Air Corp.	463,500	21,237,570

Metals & Mining—0.9%
Alcoa, Inc.	2,693,270	27,309,758

Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
Zayo Group Holdings, Inc.[2]	1,396,296	41,483,954

Utilities—4.2%
Electric Utilities—2.2%
OGE Energy Corp.	1,280,640	40,493,837
PG&E Corp.	412,570	25,236,907
		65,730,744

Gas Utilities—2.0%
AmeriGas Partners LP1	1,280,174	58,452,745
Total Common Stocks (Cost $2,412,068,282)		2,839,947,118

2 OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Investment Company—4.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[3,4] (Cost $117,896,199)	117,896,199	$117,896,199

Total Investments, at Value (Cost $2,529,964,481)	99.8%	2,957,843,317
Net Other Assets (Liabilities)	0.2	6,340,992
Net Assets	100.0%	$2,964,184,309

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2016	Gross Additions	Gross Reductions	Shares September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	53,724,761	291,741,335	227,569,897	117,896,199

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$117,896,199	$88,975

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

3 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price

4 OPPENHEIMER MAIN STREET MID CAP FUND

2. Securities Valuation (Continued)

per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

5 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

6 OPPENHEIMER MAIN STREET MID CAP FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$275,596,073	$—	$—	$275,596,073
Consumer Staples	347,877,233	—	—	347,877,233
Energy	152,695,733	—	—	152,695,733
Financials	494,120,585	—	—	494,120,585
Health Care	316,317,029	—	—	316,317,029
Industrials	568,235,952	—	—	568,235,952
Information Technology	401,810,120	—	—	401,810,120
Materials	117,626,950	—	—	117,626,950
Telecommunication Services	41,483,954	—	—	41,483,954
Utilities	124,183,489	—	—	124,183,489
Investment Company	117,896,199	—	—	117,896,199

Total Assets	$2,957,843,317	$—	$—	$2,957,843,317

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

7 OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to

8 OPPENHEIMER MAIN STREET MID CAP FUND

4. Market Risk Factors (Continued)

increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,575,896,292

Gross unrealized appreciation	$426,310,824

Gross unrealized depreciation	(44,363,799)

Net unrealized appreciation	$381,947,025

9 OPPENHEIMER MAIN STREET MID CAP FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/21/2016